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                                                                   EXHIBIT 10.23

[RBC ROYAL BANK LOGO]

JOHN MCCANNEL                           ROYAL BANK OF CANADA
Senior Account Manager                  Greater Victoria Business Banking Centre
Tel: (250) 356-4517                     2nd Floor, 707 Fort Street
Email john.mccannel@rbc.com             Victoria, British Columbia V8W 3G3
                                        Transit 08030
                                        Fax: (250) 356-4583

December 13, 2004

PRIVATE AND CONFIDENTIAL

Aspreva Pharmaceuticals Corporation
1201-4464 Markham Street
Victoria, B.C. V8Z 7X8

ATTENTION: MR. RICHARD GLICKMAN, CHAIRMAN & CEO

Dear Sirs:

RE: ASPREVA PHARMACEUTICALS CORPORATION ("THE BORROWER")
    CREDIT FACILITIES WITH ROYAL BANK OF CANADA (THE "BANK")

Further to our recent discussions on the subject, we confirm the following amendments to your Credit Facility outlined in our letter to you of April 23, 2004 as amended November 1, 2004 (the "Agreement").

GENERAL COVENANTS:

DELETE:      (c)  to give the Bank 30 days prior written notice of any intended change in the ownership of its shares and not to consent to or facilitate a change in the ownership of its shares without the prior written consent of the Bank.

Except as specifically amended above, all terms and conditions outlined in the Credit Agreement dated April 23, 2004, as amended November 1, 2004, continue to apply.

Please provide your acceptance of this Amending Letter by signing and returning the attached copy to the Bank by January 13, 2005.

Yours truly,

/s/ JOHN MCCANNEL

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ASPREVA PHARMACEUTICAL CORPORATION      Page 2                 December 13, 2004

We acknowledge and accept the terms and conditions of this Amending Letter, this 13 day of December, 2004.

ASPREVA PHARMACEUTICAL CORPORATION

By: /s/ RICHARD GLICKMAN
    ----------------------------------------------
Name:
Title:

By: /s/ BRUCE COUSINS
    ----------------------------------------------
Name:
Title:

I/We have authority to bind the corporation.